UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported):  August 18, 2009

THE QUIGLEY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-21617 (Commission File Number)	23-2577138 (I.R.S. Employer Identification No.)

Kells Building, 621 Shady Retreat Road, P.O. Box 1349 Doylestown, PA	18901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 345-0919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 18, 2009, The Quigley Corporation (the “Company”) entered into an amendment (“Amendment No. 2”) to the Rights Agreement, dated as of September 15, 1998, and amended as of May 20, 2008, between the Company and American Stock Transfer & Trust Company, LLC (the “Rights Agreement”).   The amendment updates and broadens the Rights Agreement’s definition of “Beneficial Ownership” by providing for the definition to capture derivative instruments and removes a provision which excluded Mr. Guy J. Quigley, the former Chairman of the Company, who was not reelected to the Board by stockholders in 2009, from the definition of “Acquiring Person”.  Mr. Quigley voluntarily resigned as President and Chief Executive Officer of the Company in June 2009.  Amendment No. 2 permits Mr. Quigley to continue to own the 3,373,764 shares of common stock he has publicly reported, plus any shares he might acquire by exercise of stock options previously issued by the Company, without triggering the rights pursuant to the Rights Agreement.

The foregoing description of the terms and the conditions of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 is incorporated by reference.

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On August 18, 2009, the Board of Directors of the Company (the “Board”) approved and adopted the Amended and Restated By-Laws of the Company, which are attached hereto as Exhibit 3.1 to this Current Report on Form 8-K (the “August 18, 2009 Amended By-Laws”).  The following is a summary of the principal changes contained in the August 18, 2009 Amended By-Laws, which amended the By-Laws dated December 16, 2008 that were in effect prior to the August 18, 2009 amendments. In addition to the changes listed below, the amendments include non-substantive changes to clarify or update certain provisions or to be consistent with applicable law.  This description does not purport to be complete and is qualified in its entirety by reference to the full text of the August 18, 2009 Amended By-Laws, which is is incorporated by reference herein.

(i)             Article 1.1 was amended to further provide for the registered office of the Company;

(ii)            Article 2.1 was amended to provide that the annual meeting of stockholders shall be held on a date to be determined by the Board of Directors;

(iii)           Article 2.2 was revised to provide that a special meeting of stockholders may be called only by the Chairman or a majority of the Board of Directors. Stockholders constituting 25% or more of the voting power of the Company are no longer permitted to call a special meeting of the stockholders;

(iv)           Article 2.4 was revised to provide that a stockholder meeting notice may be delivered not less than ten (10) days, nor more than sixty (60) days, before the date of the meeting;

(v)            New Article 2.5 was amended to provide, among other things, that notice for annual meetings of stockholders may also be transmitted electronically;

(vi)           Old Article 2.5 (new Article 2.6) was amended to provide that the Board of Directors may close the stock transfer books for up to sixty (60) days, for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or for stockholders entitled to receive payment of any dividend;

(vii)          Old Article 2.6 (new Article 2.7) was amended to delete a provision providing for stockholder inspection and copying the stock ledger of the Company;

(viii)         Old Article 2.12 (new Article 2.13) was amended to provide that actions of stockholders must be effected at meetings of stockholders and may not be effected by written consent;

(ix)           Newly adopted advance notice provisions appear at new Articles 2.14 and 2.15, providing deadlines and requirements for proposals for business brought by stockholders before annual and special meetings, and nominations by stockholders for director candidates brought before annual meetings of stockholders.  These new articles provide for the following:

•
procedures for director nominations and other business to be considered at annual meetings, which is accomplished by separate by-laws – one for nominations (Article 2.14) and one for other business, including stockholder proposals (Article 2.15);

•
providing mandatory deadlines for stockholders to make proposals of business and nominations of directors at special or annual meetings of stockholders, generally between ninety (90) and one hundred twenty (120) days before a special meeting, and ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting (Articles 2.14(b) and 2.15(b));

•	distinguishing between stockholder proposals made under Rule 14a-8 and other proposals to conduct business at annual meetings (Section 2.15(a));

•
including a requirement that director nominees complete a questionnaire, designed to elicit information such as his or her qualifications, conflicts of interests and independence, including a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the nominating stockholders, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is Acting in Concert (as discussed below) (Article 2.14(f) and 2.14(b)(iii));

•
requiring director nominees to sign an agreement that they will not join in undisclosed voting agreements, that they will not enter into undisclosed indemnification or compensation agreements, and that they will comply with all Company policies and guidelines applicable to directors (Article 2.14(f));

•	requiring nominating stockholders to disclose not only their beneficial ownership position but also any derivative positions (Article 2.15(c));

•
requiring each stockholder making a proposal (or nominating directors) to include any person with whom the proposing stockholder or beneficial owner is “Acting in Concert,” and require proponent stockholders to disclose any such persons (Article 2.15(c)(iii)); and

•	requiring stockholders to update and supplement such notices provided pursuant to Article 2.14 prior to the initial submission and the date of the stockholder meeting (Article 2.14(d)).

(x)            New Article 2.16 was added to provide, among other things, for the rules and regulations pertaining to conduct of meetings of stockholders;

(xi)           Article 3.1 was amended to provide that the number of directors on the Board shall be between three (3) and nine (9);

(xii)           Article 3.3 was amended to provide that a special meeting of the Board of Directors may be called only by the Chairman or two directors;

(xiii)          New Articles 3.6, 3.7 and 3.8 provide for newly created directorships, vacancies on the Board, and for the removal of directors.  These provisions were previously located in old Article 2.13;

(xiv)         Old Article 3.8 (New Article 3.10) was amended to address the creation, governance and operation of Board committees;

(xv)          New Article 3.11 was added to provide for the duties of the Chairman;

(xvi)         Article IV was amended to provide for the creation of the positions and duties for the following officers: the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Vice President, assistant treasurer, and assistant secretary; and

(xvii)        Article 11.1 was amended to further provide for waiver of notice for meetings.

A copy of a press release issued by the Company discussing the events described in this Form 8-K is filed as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

3.1	Amended and Restated Bylaws of the Company, dated August 18, 2009.
10.1
Amendment No. 2 to Rights Agreement, dated as of September 15, 1998 and subsequently amended December 16, 1998, between The Quigley Corporation and American Stock Transfer & Trust Company, LLC dated as of August 18, 2009.

99.1	Press Release of the Company, dated August 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Quigley Corporation

Date: August 18, 2009	By:	/s/ Ted Karkus
Ted Karkus
Chief Executive Officer

EXHIBIT INDEX

No.	Description

3.1	Amended and Restated Bylaws of the Company, dated August 18, 2009.
10.1
Amendment No. 2 to Rights Agreement, dated as of September 15, 1998 and subsequently amended December 16, 1998, between The Quigley Corporation and American Stock Transfer & Trust Company, dated as of August 18, 2009.

99.1	Press Release of the Company, dated August 18, 2009